SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2002

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	0-10864 (Commission File Number)	41-1321939 (I.R.S. Employer Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota (Address of principal executive offices)		55343 (Zip Code)

Registrant’s telephone number, including area code:	(952) 936-1300

N/A
(Former name or former address, if changed since last report.)

Signatures
INDEX TO EXHIBITS
EX-99.1 Statement Under Oath of CEO
EX-99.2 Statement Under Oath of CFO

Item 7. Financial Statements and Exhibits

(c) Exhibits

Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings
99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

Item 9. Regulation FD Disclosure

On August 13, 2002, UnitedHealth Group Incorporated (the “Company”) filed sworn statements of its Chief Executive Officer and Chief Financial Officer (the “Sworn Statements”) with the Securities and Exchange Commission (the “SEC”) pursuant to the SEC’s order of June 27, 2002, requiring the filing of sworn statements under Section 21(a)(1) of the Securities and Exchange Act of 1934, as amended (SEC File No. 4-460). The Sworn Statements are furnished herewith as Exhibits 99.1 and 99.2

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben

David J. Lubben General Counsel & Secretary

INDEX TO EXHIBITS

Number	Description

99.1	Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

99.2	Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings